UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 28, 2006

                        BANCORP INTERNATIONAL GROUP, INC.
                    (formerly March Indy International, Inc.)

               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-25261                    88-0339817
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)
                               2800 Oklahoma Tower
                                 210 Park Avenue
                          Oklahoma City, Oklahoma 73102
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (405) 235-8318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

            In August 2005, management of Bancorp International Group, Inc. (the "Company" or "Registrant") became aware of the unauthorized fraudulent issuance of approximately 243,842,000 shares of the Company's common stock (the "Wrongfully Issued Shares") to various entities and individuals for services and gifts, whereupon these entities and individuals attempted to sell the Wrongfully Issued Shares in the open market. Members of the Company's management did not have any relationships with the entities and individuals that were initially issued the Wrongfully Issued Shares.

            In September 2005, the Company filed a civil action in the District Court of Oklahoma County, Oklahoma, styled Bancorp International Group, Inc. v. Mario A. Pino, an individual, Sam Deeb, an individual, Jean Carlos Medina, an individual, Charles Weller, an individual, Barkev Kibarian, an individual, Felica Morales, an individual, Clearstock, Inc., a Texas corporation, DealFlo, L.L.C., a New York Limited Liability Company, The Grace Trust a foreign trust, Global Consulting Group, a Maryland corporation, Intelligent Message Distributors, a Nevada corporation, and Wall Street Group, L.L.C., a Arizona limited liability company (the "Defendants"), Case No. CJ-2005-7459 (the "Civil Litigation"), seeking the return of the Wrongfully Issued Shares and the Defendants' receipt of proceeds from the sale of those shares.

             In the Civil Litigation the Company alleged that Mr. Pino individually and through various affiliated entities and co-conspirators, including the Wall Street Group, L.L.C., prepared or possessed 20 or more common stock certificates purportedly representing 235,000,000 common stock shares of the Company, the previously referred to Wrongfully Issued Shares, that were distributed to various individuals and entities, including the other Defendants. Capital Growth Financial, L.L.C. and JH Darbie & Co. intervened in the Civil Litigation (the "Intervenors") and alleged that the Company negligently hired the Defendants and negligently supervised their actions and activities, and asserted Oklahoma and federal securities fraud and failure-to-register claims against the Defendants and the Company.

            In conjunction with the Civil Litigation, the Registrant reached an agreement with JH Darbie & Co., whereby the Company delivered 25,075,000 common stock shares to JH Darbie & Co. to be held pending settlement or conclusion of the Civil Litigation. These shares were delivered to JH Darbie & Co. to satisfy the requirements of Depository Trust Company ("DTC") until common stock shares eligible to be resold without restriction could be delivered by JH Darbie & Co. to cover its short position in the Company's common stock. Furthermore, JH Darbie & Co. placed in trust $72,500 to be used to pay the costs of registering the 25,075,000 common stock shares under the Securities Act of 1933, as amended (the "Securities Act"), and the applicable state securities laws in the event that registration was required.

Settlement Agreement:

         On January 11, 2006, the presiding Judge in the Civil Litigation entered an Order Approving Settlement Agreement (the "Order"). As a result of issuance of the Order, a settlement agreement (the "Settlement Agreement") became binding upon the Company and the Defendants Mario Pino, Barkev Kibarian, Juan Carlos Medina, Wall Street Group, L.L.C., Clearstock, Inc., Sam Deeb, Global Consulting Group., DealFlo, L.L.C., and Intelligent Message Distributors (the "Settling Defendants") and the Intervenors with an effective date of December 8, 2005.

         In accordance with the Settlement Agreement, the Company's claims against the Settling Defendants and the claims of the Settling Defendants against the Company were resolved by the exchange of release of claims, a release of the Wrongfully Issued Shares and payments to the Company in the aggregate sum of $171,546 from funds held at Capital Growth Financial, L.L.C. and the further agreement to pay an additional $277,093. Furthermore, the claims of the Intervenors against the Company were exchanged for the issuance of 25,025,000 shares of the Company's common stock to JH Darbie & Co. and 219,723,000 shares of the Company's common stock to Capital Growth Financial, L.L.C. for an aggregate sum of 244,748,000 common stock shares (the "Newly Issued Shares"). The Newly Issued Shares are required to be deposited with DTC by JH Darbie & Co. and Capital Growth Financial, L.L.C. in satisfaction of their short positions with companies through which securities purchase and sale transactions are cleared on behalf of JH Darbie & Co. and Capital Growth Financial, L.L.C. The Newly Issued Shares were issued in accordance with the registration exemption afforded under Section 3(a)(10) of the Securities Act.

         In addition, Defendants Pino, Medina, Kibarian, Global Consulting Group, Intelligent Message Distributors and Wall Street Group, L.L.C. agreed to indemnify and hold harmless the Company against all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of the shares of common stock of the Company in connection with the Settlement Agreement and the various claims of the Company settled in the Settlement Agreement and any associated judgments, attorney's fees, costs and expenses.

         The Defendants, Grace Trust, Charles Weller, and Felica Morales ("Non-Settling Defendants"), did not execute the settlement agreement and accordingly did not settle the claims asserted against them in the Civil Litigation. However, the Company was granted judgments against the Non-Settling Defendants and the Company is negotiating settlements of the judgments with the Non-Settling Defendants, the outcome of which is uncertain as of the date of this report.

Item 3.02  Unregistered Sales of Equity Securities.

         As stated above in Item 1.01 Entry into a Material Definitive Agreement, pursuant to the Settlement Agreement the Company issued 25,025,000 shares of the Company's common stock to JH Darbie & Co. and 219,723,000 shares of the Company's common stock to Capital Growth Financial, L.L.C. for the aggregate sum of 244,748,000 common stock shares previously referred to as the Newly Issued Shares. These Newly Issued Shares are required to be deposited with DTC in satisfaction of JH Darbie & Co. and Capital Growth Financial, L.L.C. short positions with the companies that clear security purchases and sell transactions on their behalf. The Newly Issued Shares were issued in accordance with the registration exemption afforded under Section 3(a)(10) of the Securities Act.
                                       3

         The Newly Issued Shares were issued in exchange for release of the securities fraud and registration claims alleged in the Civil Litigation and in exchange for the Wrongfully Issued Shares and the agreed payment to the Company of $171,546 from funds held at Capital Growth Financial, L.L.C. and agreement to pay an additional $277,093 by the Settling Defendants in release of alleged claims against the Company. Furthermore, the $72,500 deposited in trust by JH Darbie & Co. was delivered to the Company. In connection with the issuance of the Newly Issued Shares, no commissions or other remuneration were paid; however, from the cash payment received by the Company pursuant to the Settlement Agreement, the attorney fees and other related costs of the Civil Litigation will be paid and these are estimated to total $45,000.

Item 9.01  Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             10.1 Settlement Agreement with an effective date of December 8, 2005 by and among Registrant, Mario A. Pino, Sam Deeb, Jean Carlos Medina, Barkev Kibarian, Clearstock, Inc., DealFlo, L.L.C., Global Consulting Group, Intelligent Message Distributors, Wall Street Group, L.L.C., Capital Growth Financial, L.L.C. and JH Barbie & Co.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE:  February 28, 2006                       BANCORP INTERNATIONAL GROUP, INC.

                                               By: /S/ THOMAS MEGAS
                                                       Chief Executive Officer